UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

DATE OF REPORT (Date of earliest event reported)         February 12, 2004

TELLABS, INC.
(Exact name of registrant as specified in its charter)

                   Delaware                               0-9692                        36-3831568
         (State of Incorporation)                     (Commission file              (I.R.S. Employer
                                                         number)                    Identification No.)

     One Tellabs Center, 1415 W.
      Diehl Road, Naperville, Illinois                                                     60563
(Address of Principal Executive Offices)                                                (Zip Code)

Registrant's telephone number, including area code: (630) 378-8800

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events

On February 12, 2004, the Registrant issued the press release attached as Exhibit 99 announcing the appointment of Krish Prabhu as Tellabs, Inc.'s chief executive officer, president and director.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99 - Press Release of Tellabs, Inc., Dated February 11, 2004, issued February 12, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELLABS, INC.
(Registrant)

/s/ James A. Dite
James A. Dite
Vice President and Controller
(Principal Accounting Officer)

February 12, 2004
(Date)

EXHIBIT INDEX

Exhibit Number                    Description
          99                         Press Release of Tellabs, Inc., dated February 12, 2004.